First Quarter 2018 Earnings Call May 10, 2018

Forward-Looking Statements This presentation includes certain statements relating to future events and our intentions, beliefs, expectations, and predictions for the future which are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future events or results, and that actual events or results may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as "outlook," "guidance," “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negatives or variations of these terms. Forward-looking information contained in this presentation is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward- looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Regulation G: Non-GAAP Measures The information presented herein regarding certain unaudited non-GAAP measures does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Univar has included this non- GAAP information to assist in understanding the operating performance of the company and its operating segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Univar filings with the SEC has been reconciled with reported U.S. GAAP results. 2

First Quarter 2018 Highlights Strong start to the year Q1 GAAP EPS(1) $0.46 vs. $0.16 prior year Ÿ Reported net income of $65.4 million vs. $22.6 million in the prior year Q1 Adjusted EPS(1)(2) $0.42 vs. $0.29 prior year Ÿ Adjusted EPS growth of 45% Ÿ Reported adjusted net income of $60.2 million vs. $40.8 million in the prior year Q1 Adjusted EBITDA(1) $166.3 million vs. $139.9 million in 2017 Ÿ 19% Adjusted EBITDA growth driven by double digit growth in all segments Ÿ Solid core business performance, especially outside the USA Ÿ Strong cost controls and favorable foreign currency translation Ÿ Net benefit from miscellaneous operating items Adjusted Operating Cash Flow(1)(3) ($82.1) million vs. ($9.9) million in 2017 Ÿ Reflects seasonal increase in net working capital, amplified by higher sales, and higher net working capital in Canada Ag (1) Variances to Q1 2017. (2) Adjusted Net Income / Diluted Weighted Average Shares Outstanding. Adjusted net income excludes the same items as Adjusted EBITDA, except for stock-based compensation expense and non-operating retirement benefits. (3) Adjusted EBITDA plus cash flows from changes in accounts receivable, inventory, and accounts payable, less capital expenditures. 3

Univar – Consolidated Highlights Improving execution ($ in millions) KEY METRICS drives profitable growth Three months ended 2018 2017 Y/Y • Win/loss ratios improving March 31, • Favorable product and market mix Net Sales $2,158.0 $1,998.8 8.0% drive margin expansion Currency Neutral -- -- 3.8% • EBITDA margin and conversion ratios increased Gross Profit $486.6 $439.4 10.7% • Will reinvest operational productivity Currency Neutral -- -- 6.5% savings into sales force and digital Gross Margin 22.5% 22.0% +50 bps initiatives Adjusted EBITDA $166.3 $139.9 18.9% Currency Neutral -- -- 13.9% Adjusted EBITDA Margin 7.7% 7.0% +70 bps Conversion Ratio (1) 34.2% 31.8% +240 bps (1) Conversion Ratio defined as Adjusted EBITDA / Gross Profit. 4

USA – Highlights USA transformation in ($ in millions) KEY METRICS early phase Three months ended 2018 2017 Y/Y • Adjusted EBITDA growth driven by March 31, sales force execution, mix enrichment and net one-off benefit Net Sales $1,204.4 $1,150.9 4.6% • Strong operating expense Gross Profit $278.9 $262.9 6.1% management • Managing through a tight freight Gross Margin 23.2% 22.8% +40 bps market • Targeted investments in sales force Adjusted EBITDA $91.2 $81.3 12.2% and digital initiatives Adjusted EBITDA Margin 7.6% 7.1% +50 bps 5

CANADA – Highlights Strength in Industrial ($ in millions) KEY METRICS Chemicals and Western Three months ended 2018 2017 Y/Y Canada March 31, • Adjusted EBITDA growth driven by Net Sales $313.4 $307.3 2.0% improving win/loss ratio and strong operating expense management Currency Neutral -- -- (2.6)% • Margins and conversion ratio expanded Gross Profit $62.4 $55.8 11.8% • Slow start to Ag season Currency Neutral -- -- 6.8% • Benefited from long, cold winter Gross Margin 19.9% 18.2% +170 bps Adjusted EBITDA $29.5 $24.6 19.9% Currency Neutral -- -- 14.6% Adjusted EBITDA Margin 9.4% 8.0% +140 bps 6

EMEA – Highlights Solid execution ($ in millions) KEY METRICS • Adjusted EBITDA growth driven by Three months ended 2018 2017 Y/Y Focused Industries and Local March 31, Chemical Distribution performance Net Sales $538.6 $439.7 22.5% • Cold winter led to increased sales of de-icing products Currency Neutral -- -- 7.6% • Strong operating expense Gross Profit $124.0 $101.8 21.8% management Currency Neutral -- -- 6.6% Gross Margin 23.0% 23.2% -20 bps Adjusted EBITDA $44.7 $33.7 32.6% Currency Neutral -- -- 16.3% Adjusted EBITDA Margin 8.3% 7.7% +60 bps 7

REST OF WORLD – Highlights Focus on profitable growth ($ in millions) KEY METRICS • Adjusted EBITDA growth driven by Three months ended 2018 2017 Y/Y strength in Brazil March 31, • Business and product mix Net Sales $101.6 $100.9 0.7% improvement Currency Neutral -- -- (3.3)% • Strong operating expense management Gross Profit $21.3 $18.9 12.7% Currency Neutral -- -- 9.5% Gross Margin 21.0% 18.7% +230 bps Adjusted EBITDA $7.8 $6.7 16.4% Currency Neutral -- -- 13.4% Adjusted EBITDA Margin 7.7% 6.6% +110 bps 8

Cash Flow Highlights Three months ended March 31, ($ in millions) 2018 2017 Y/Y Adjusted Operating Cash Flow (1)(2) ($82.1) ($9.9) NM Net Working Capital (2) ($232.2) ($128.9) 80.1 % Capital Expenditures (3) ($16.2) ($20.9) (22.5)% Cash Taxes ($13.5) ($12.1) 11.6 % Cash Interest (net) ($37.8) ($44.3) (14.7)% Pension Contribution ($8.8) ($7.2) 22.2 % Acquisitions ($8.9) ($0.5) NM Other (2) ($3.7) ($12.9) (71.3)% (1) Adjusted Operating Cash Flow equals Adjusted EBITDA plus cash flows from changes in trade accounts receivable, inventory, and trade accounts payable, less capital expenditures. (2) Excluding the impact of the adoption of the FASB revenue recognition pronouncement the cash outflows would be $57.2 million, $206.2 million, and $28.6 million related to adjusted operating cash flow, net working capital, and Other, respectively, for the three months ended March 31, 2018. (3) Excludes additions from capital leases. 9

Balance Sheet Highlights LTM ended March 31, ($ in millions) 2018 2017 Y/Y Net Debt (1) $2,596.6 $2,742.5 ($145.9) Leverage (2) 4.2x 4.9x -0.7x Interest Coverage (3) 4.8x 3.8x 1.0x Return on Assets Deployed (4) 23.8% 19.8% 400 bps (1) Net Debt defined as Total Debt (Long term debt, inclusive of debt discount and unamortized debt issuance costs, plus short term financing) less cash and cash equivalents. (2) Net Debt divided by last 12 months (LTM) of Adjusted EBITDA. (3) Interest coverage defined as LTM Adjusted EBITDA / LTM Cash Interest (net of interest income). (4) LTM Earnings before Interest, Taxes and Amortization (EBITA) divided by trailing 13 month average of net PP&E plus net working capital (accounts receivable plus inventory less accounts payable). 10

OUTLOOK EXPECTATIONS Q2 2018 & Full Year 2018 2018 Full Year 2018 Advance Commercial Greatness, Adjusted EBITDA Operational Excellence and One Univar Low double digit % growth initiatives versus 2017 (1) Selective commercial and technology investments Q2 2018 Strategic, selective and disciplined Adjusted EBITDA acquisition approach High single digit % growth Continue to de-leverage the balance sheet versus Q2 2017 (2) Transformation into a growth company (1) Assumes growth of 2017 Adjusted EBITDA of $603.7 million, restated for the adoption of the FASB retirement benefits pronouncement or $593.8 million. (2) Assumes growth of Q2 17 Adjusted EBITDA of $160.9 million, restated for the adoption of the FASB retirement benefits pronouncement or $158.5 million. 11

Full-Year 2018 Guidance Year ended December 31, ($ in millions, except per share data) 2018 2017 Adjusted EPS $1.65 - 1.85 $1.39 low double digit Adjusted EBITDA $593.8 (1) % growth Cash Interest (net) ~($125) ($136.3) Tax Rate on Adjusted EPS ~20 - 25% 16.3% Pension Contribution ~($42) ($38.2) Change in Net Working Capital ~($50 - 100) ($52.6) Capital Expenditures ~($115) ($82.7) Debt Amortization ~($17) ($89.2) (1) Restated to reflect the adoption of the FASB retirement benefits pronouncement. Note: Cash inflow +/ Cash outflow - 12

Appendix A - Q1 2018 Adjusted Net Income and Adjusted EBITDA Reconciliation Three months ended March 31, 2018 2017 ($ in millions, except per share data) Amount per share (1) Amount per share (1) Net income $65.4 $0.46 $22.6 $0.16 Other operating expenses, net (excluding $4.2 $0.03 $13.4 $0.09 stock-based compensation) Other income (expense), net (excluding $0.9 — $9.1 $0.06 non-operating retirement benefits) Loss on extinguishment of debt — — $0.8 $0.01 Benefit from income taxes related to ($1.3 ) ($0.01 ) ($5.1 ) ($0.03 ) reconciling items Other non-recurring tax items ($9.0 ) ($0.06 ) — — Adjusted net income $60.2 $0.42 $40.8 $0.29 Stock-based compensation expense $9.4 $6.4 Non-operating retirement benefits ($3.5 ) ($2.4 ) Interest expense, net $34.9 $35.8 Depreciation and amortization $44.8 $52.6 All remaining provision for income taxes $20.5 $6.7 Adjusted EBITDA $166.3 $139.9 (1) Immaterial differences may exist in summation of per share amounts due to rounding. 13

Appendix B - Adjusted Operating Cash Flow Three months ended March 31, ($ in millions) 2018 2017 Adjusted EBITDA $166.3 $139.9 Change in: Trade accounts receivable, net ($219.4) ($142.4) Inventories ($80.1) ($66.4) Trade accounts payable $67.3 $79.9 Capital expenditures ($16.2) ($20.9) Adjusted operating cash flow (1) ($82.1) ($9.9) (1) Excluding the impact of the adoption of the FASB revenue recognition pronouncement, the cash outflow related to adjusted operating cash flow would be $57.2 million, which includes adjusted EBITDA of $165.2 million, cash outflows of $171.1 million and $88.5 million for trade accounts receivable, net and inventories respectively and a cash inflow from trade accounts payable of $53.4 million for the three months ended March 31, 2018. 14